SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND
                              EXCHANGE ACT OF 1934


                                October 31, 2000
                       (Date of Earliest Event Reported)


                        MORGAN STANLEY AIRCRAFT FINANCE
           (Exact Name of Registrant as Specified in Trust Agreement)


                                    Delaware
         (State of Other Jurisdiction of Incorporation or Organization)


          333-56575                                  13-3375162
          (Commission File                           (IRS Employer
          Number)                                    Identification No.)

                        Morgan Stanley Aircraft Finance
                          c/o Wilmington Trust Company
                            1100 North Market Street
                              Rodney Square North
                        Wilmington, Delaware 19890-1000
                   Attention: Corporate Trust Administration
                                 (302) 651-1000

             (Address and Telephone Number, Including Area Code, of
                    Registrant's Principal Executive Office)

Item 5   Other Events

         We are required, at least once each year, to deliver to the trustee under our indenture appraisals of the base value of each of the aircraft in our portfolio from at least three independent appraisers that are members of the International Society of Transport Aircraft Trading or any similar organization. Three appraisers, Aircraft Information Services, Inc., BK Associates, Inc. and Airclaims Limited, have provided appraisals of the value of each of our aircraft at normal utilization rates in an open, unrestricted and stable market, without taking into account the value of related leases, maintenance reserves or security deposits as of September 30, 2000, adjusted to account for the reported maintenance standard of the aircraft. The appraisals were not based on a physical inspection of the aircraft. The appraisals are set out below. The average appraised value of each aircraft as of September 30, 2000, to be used in calculating the "Adjusted Portfolio Value" under the indenture, is calculated by taking the average of the appraised values obtained from the three appraisers.

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


The appraisals for the portfolio as of September 30, 2000 are set out below:

                                                                                Appraisal of
                                                              ----------------------------------------------------      Appraised
                                                                                  Aircraft                            Value as of
                    Engine          Serial        Date of                       Information                            September
Aircraft Type    Configuration      Number      Manufacture    BK Associates     Services        Airclaims Limited     30, 2000
-------------    -------------      ------      -----------    -------------    -----------      -----------------    ------------
A300-600R        PW 4158               555         Mar-90         45,234,468     42,890,000           41,870,000    $   43,331,489
A300-600R        PW4158                625         Mar-92         50,617,354     48,160,000           41,970,000        46,915,785
A310-300         PW JT9D-7R4E1         409         Nov-85         27,773,140     21,780,000           16,850,000        22,134,380
A310-300         PW JT9D-7R4E1         410         Nov-85         28,659,090     21,870,000           19,540,000        23,356,363
A310-300         PW JT9D-7R4E1         437         Jan-87         32,299,653     26,420,000           22,790,000        27,169,884
A320-200         CFM56-5A3             279         Feb-92         29,063,201     28,110,000           27,050,000        28,074,400
A320-200         IAE V2500-A1          393         Feb-93         29,520,000     28,450,000           29,540,000        29,170,000
A320-200         CFM-5A3               397         May-93         30,835,425     29,790,000           27,990,000        29,538,475
A320-200         IAE V2500-A1          414         May-93         29,828,189     28,220,000           29,770,000        29,272,730
A320-200         V2500-A1              428         May-94         32,919,757     30,730,000           31,970,000        31,873,252
A320-200         CFM56-5A3             446         Oct-93         33,070,776     29,830,000           30,700,000        31,200,259
A321-100         V2530-A5              557         Dec-95         43,462,682     38,410,000           33,670,000        38,514,227
A321-100         IAE V2530-A5          597         May-96         41,194,891     40,490,000           35,500,000        39,061,630
A330-300         CF6-80E1              54          Apr-94         79,462,637     78,530,000           73,960,000        77,317,546
A340-300         CFM56-5C3G            94          Mar-95         87,999,758     99,790,000           85,510,000        91,099,919
B737-300         CFM45-3B1            23255        Jun-85         13,837,910     17,120,000           13,300,000        14,752,637
B737-300         CFM45-3B1            23256        Jul-85         14,131,220     17,680,000           14,310,000        15,373,740
B737-300         CFM56-3B2            24299        Nov-88         18,965,944     19,900,000           18,230,000        19,031,981
B737-300         CFM56-3B2            24449        Apr-90         20,348,154     21,030,000           18,540,000        19,972,718
B737-300         CFM56-3B2            25161        Feb-92         24,299,007     23,930,000           22,040,000        23,423,002
B737-300         CFM56-3C1            26295        Dec-93         27,110,000     24,470,000           21,440,000        24,340,000
B737-300         CFM56-3B1            26309        Dec-94         28,367,748     25,120,000           23,220,000        25,569,249
B737-300         CFM56-3C1            27635        May-95         28,561,650     28,630,000           25,320,000        27,503,883
B737-300F        CFM56-3B2            23811        Sep-87         18,758,576     20,640,000           19,140,000        19,512,859
B737-300QC       CFM56-3B2            23788        May-87         18,659,861     20,320,000           19,610,000        19,529,954
B737-400         CFM56-3B2            24234        Oct-88         19,857,422     21,680,000           19,750,000        20,429,141
B737-400         CFM56-3C1            24707        Jun-91         25,239,976     24,760,000           19,790,000        23,263,325
B737-400         CFM56-3C             25104        May-93         28,083,032     27,980,000           22,750,000        26,271,011
B737-400         CFM56-3C1            25105        Jul-93         28,392,833     27,340,000           22,700,000        26,144,278
B737-400         CFM56-3C             25371        Jan-92         26,005,550     25,520,000           21,840,000        24,455,183
B737-400         CFM45-3C1            26279        Feb-92         26,268,948     26,890,000           24,290,000        25,816,316
B737-400         CFM45-3C1            26291        Aug-93         27,928,568     27,040,000           23,850,000        26,272,856
B737-400         CFM45-3C1            26308        Nov-94          9,266,255     27,940,000           22,000,000        26,402,085
B737-500         CFM56-3B1            25165        Apr-93         19,018,480     19,200,000           18,330,000        18,849,493
B737-500         CFM45-3C1            26304        Sep-94         21,220,598     21,370,000           18,800,000        20,463,533
B747-300         CF6-80C2             24106        Apr-88         44,142,576     40,290,000           44,090,000        42,840,859
B747-400         RB211-524            24955        Sep-91        102,614,483     96,210,000           72,010,000        90,278,161
B757-200ER       RB211-535-E4         23767        Apr-87         28,135,572     29,330,000           24,710,000        27,391,857
B757-200ER       RR RB211-535E4       24260        Dec-88         31,417,380     32,890,000           28,630,000        30,979,127
B757-200ER       RR RB211-535E4       24367        Feb-89         30,670,874     34,080,000           27,390,000        30,713,625
B757-200ER       PW2040               24965        Mar-92         40,446,116     41,480,000           32,710,000        38,212,039
B757-200ER       PW2040               25044        May-91         38,685,380     39,400,000           27,490,000        35,191,793
B757-200ER       RB211                26266        Jan-93         41,680,452     42,840,000           33,950,000        39,490,151
B757-200ER       PW 2037              26272        Mar-94         43,045,784     43,280,000           32,430,000        39,585,261
B757-200ER       PW2037               28160        Jul-96         47,953,656     46,710,000           37,310,000        43,991,219
B767-200ER       CF6-80A              23807        Aug-87         37,392,640     33,300,000           22,930,000        31,207,547
B767-300ER       CF6-80C2B2F          24798        Oct-90         41,956,039     51,440,000           38,070,000        43,822,013
B767-300ER       GE CF6-80C-2B6       24875        Jun-91         57,003,920     59,700,000           53,020,000        56,574,640
B767-300ER       GE CF6-80C2-BF6      25132        Feb-92         56,920,636     62,320,000           51,740,000        56,993,545
B767-300ER       CF6-80C2B6F          26256        Apr-93         63,609,808     65,380,000           58,510,000        62,499,936
B767-300ER       CF6-80C2B6           26260        Sep-94         65,104,623     67,660,000           57,540,000        63,434,874
Engine           CF6-80C2B6F         704279        Jul-95          5,910,000      5,250,000            6,520,000         5,893,333
F50              PW125B               20232        Aug-92          7,326,350      5,500,000            4,320,000         5,715,450
F50              PW125B               20233        Jan-92          7,122,810      5,490,000            4,520,000         5,710,937
F70              RR TAY MK620-15      11564        Dec-95         13,827,216      10840,000           10,980,000        11,882,405
F70              RR TAY MK620-15      11565        Feb-96         13,973,620     12,330,000           11,650,000        12,651,207
F70              RR TAY MK620-15      11569        Mar-96         13,973,620     12,330,000           11,660,000        12,654,540
MD-82            PW JT8D-219          49825        Mar-89         19,827,514     18,740,000           15,340,000        17,969,171
MD-83            JT8D-219             49657        Feb-88         18,752,054     18,250,000           14,890,000        17,297,351
MD-83            PW JT8D-219          49822        Dec-88         18,560,300     17,950,000           13,610,000        16,706,767
MD-83            PW JT8D-219          49824        Mar-89         20,784,125     19,510,000           15,190,000        18,494,708
MD-83            JT8D-219             53050        May-90         19,740,377     19,110,000           14,050,000        17,633,459
                                                                                                                     -------------
                                                                                                                    $1,911,223,559
                                                                                                                     =============

                                                                                                           Total


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


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

               MORGAN STANLEY AIRCRAFT FINANCE

Date:  October 31, 2000                           By:  /s/ Alexander C.Frank
                                                  -----------------------------
                                                  Name:  Alexander C. Frank
                                                  Title: Signatory Trustee


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